Statements of Operations- annual (Annual Member, USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Revenues
Products sales and installation	$ 460,653	$ 745,852
Revenue from extended warranties	90,040	104,604
Total revenue	550,693	850,456
Cost of sales	317,242	420,543
Gross profit	233,451	429,913
Operating expenses
General and administrative	341,390	361,393
Professional fees	1,037,204	623,352
Salaries and benefits	368,555	312,180
Total operating expenses	1,747,149	1,296,925
Loss from operations	(1,513,698)	(867,012)
Other income (expense)
Gain from on renegotiated debt	43,561	41,010
Stock-based compensation expense	(450,000)
Bad debt	(7,848)
Interest expense	(80,116)	(62,020)
Total other income (expense)	(494,403)	(21,010)
Net loss	$ (2,008,101)	$ (888,022)
Net loss per share (basic and diluted)	$ (0.01)	$ (0.01)
Weighted average shares outstanding (basic and diluted)	194,843,005	157,505,068